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SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant /x/
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Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
EFC BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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EFC BANCORP, INC.
1695 Larkin Avenue
Elgin, Illinois 60123
(847) 741-3900

     March 20, 2001

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of EFC Bancorp, Inc. The meeting will be held at the Ramada Inn of Elgin, 345 West River Road, Elgin, Illinois on Tuesday, April 24, 2001, at 2:00 p.m., Central time.

    The Notice of Annual Meeting and Proxy Statement appearing on the following pages describe the formal business to be transacted at the annual meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

    It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

    We look forward to seeing you at the meeting.

Sincerely,
/s/ John J. Brittain John J. Brittain Chairman of the Board

EFC BANCORP, INC.
1695 Larkin Avenue
Elgin, Illinois 60123

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    On Tuesday, April 24, 2001, EFC Bancorp, Inc. (the ACompany"), will hold its Annual Meeting of Shareholders at the Ramada Inn of Elgin, 345 West River Road, Elgin, Illinois. The meeting will begin at 2:00 p.m., Central time. At the meeting, the shareholders will consider and act on the following:

  1.
  the election of three directors to serve for a term of three years;

  2.
  the ratification of the appointment of KPMG LLP as independent auditors of the Company for the year ending December 31, 2001; and

  3.
  the transaction of any other business that may properly come before the meeting.

    Note:  The Board of Directors is not aware of any other business to come before the meeting.

    Shareholders of record at the close of business on March 9, 2001 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

    Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

    A list of shareholders entitled to vote at the meeting will be available at EFC Bancorp, Inc., 1695 Larkin Avenue, Elgin, Illinois 60123, for a period of 10 days prior to the meeting and will also be available at the meeting itself.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Ursula Wilson Ursula Wilson Corporate Secretary
Elgin, Illinois March 20, 2001

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

EFC BANCORP, INC.

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
April 24, 2001

    This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of EFC Bancorp, Inc. ("EFC" or the "Company") to be used at the Annual Meeting of Shareholders of the Company. The Company is the holding company for Elgin Financial Savings Bank (the "Bank"). The annual meeting will be held on Tuesday, April 24, 2001 at 2:00 p.m. Central time at the Ramada Inn of Elgin, 345 West River Road, Elgin, Illinois. The 2000 Annual Report to Shareholders, including the consolidated financial statements of the Company for the year ended December 31, 2000, accompanies this proxy statement which is first being mailed to shareholders on or about March 20, 2001.

Voting And Proxy Procedure

Who Can Vote at the Meeting

    You are entitled to vote your EFC common stock if the records of the Company show that you held your shares as of the close of business on March 9, 2001. As of the close of business on that date, a total of 4,765,669 shares of EFC common stock were outstanding. Each share of common stock has one vote. However, as provided in the Company's Certificate of Incorporation, recordholders of common stock that is beneficially owned, either directly or indirectly by a person beneficially owning in excess of 10% of the Company's outstanding stock are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

    Your admission ticket to the annual meeting is included with this proxy statement. If you plan to attend the meeting, please bring your admission ticket with you as you must have it in order to attend the meeting.

Vote Required

    The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

    In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-

votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of KPMG LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the annual meeting and abstentions and broker non-votes will have no effect on the voting.

Voting by Proxy

    This proxy statement is being sent to you by the Board of Directors of the Company for the purpose of requesting that you allow your shares of EFC common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of EFC common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees for director and "FOR" ratification of KPMG LLP as independent auditors.

    If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

    You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself revoke your proxy.

    If your EFC common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

    EFC Bancorp will pay the cost of solicitation of proxies on behalf of its management. Proxies may be solicited personally or by telephone by directors, officers or other employees of EFC Bancorp and the Bank without additional compensation. EFC Bancorp will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, such beneficial owners, and will reimburse such persons for their reasonable expenses in doing so.

    Proxies solicited are to be returned to the Company's transfer agent, LaSalle Bank, N.A. The Board of Directors has designated LaSalle to act as inspectors of election and tabulate the votes at the annual meeting. LaSalle is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the annual meeting, the proxies will be returned to the Company.

Participants in the Bank's ESOP or 401(k) Plan

    If you participate in the Bank's Employee Stock Ownership Plan or if you hold shares through the Bank's 401(k) Plan, you will have received with this proxy statement a voting instruction form for each plan that reflects all shares that you may vote under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which voting instructions are not timely received will be voted by the ESOP trustee in the same proportion as shares for which the trustee received voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the EFC Bancorp Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is April 17, 2001.

Stock Ownership

    The following table provides information as of March 9, 2001 with respect to persons known by EFC Bancorp to be the beneficial owners of more than 5% of its outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding
Elgin Financial Center, S.B. Employee Stock Ownership Plan 1695 Larkin Avenue Elgin, Illinois 60123	599,314	(1)	12.58%
Elgin Financial Foundation 1695 Larkin Avenue Elgin, Illinois 60123	463,421	(2)	9.72%

(1)
Under the terms of the ESOP, the ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At March 9, 2001, 119,862 shares had been allocated under the ESOP and 479,452 shares remain unallocated. Subject to its fiduciary duties, the ESOP trustee will vote unallocated shares and allocated shares for which no voting instructions are timely received in the same proportion for which the trustee received voting instructions from participants.

(2)
Elgin Financial Foundation (the "Foundation") was established and funded in connection with the Bank's conversion from mutual to stock form in 1998. Pursuant to the terms of the contribution of common stock, as mandated by the Federal Deposit Insurance Corporation ("FDIC"), all shares of common stock held by the Foundation must be voted in the same ratio as all other shares of the Company's common stock on all proposals considered by shareholders of the Company.

    The following table provides information about the shares of EFC common stock that may be considered to be owned by each director, nominee for director or named executive officer of the Company and by all directors and executive officers of the Company as a group as of March 9, 2001. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

Name	Number of Shares Owned (excluding options)		Number of Shares That May Be Acquired Within 60 Days by Exercising Options	Percent of Common Stock Outstanding(8)
Directors
Thomas I. Anderson	44,000	(1)(2)	9,000	1.06%
John J. Brittain	66,448	(1)(3)(4)	30,000	1.94
Barrett J. O'Connor	68,538	(1)(3)	40,000	2.18
James J. Kovac	102,124	(1)(3)(5)	32,000	2.69
Vincent C. Norton	28,368	(1)(3)	12,000	*
Ralph W. Helm.	60,200	(1)(6)	9,000	1.39
Leo M. Flanagan, Jr	46,482	(1)(3)(7)	20,000	1.33
Peter A. Traeger	31,000	(1)	9,000	*
James A. Alpeter	7,000	(1)	1,000	*
Named Executive Officer Who Is Not Also a Director
R. Scott Reining	5,279	(1)(3)	2,100	*
All directors and executive officers as a group (16 persons)	599,456		216,100	16.37

*
Does not exceed 1.0% of the Company's voting securities.

(1)
Includes unvested shares awarded under the Amended and Restated EFC Bancorp, Inc. 1998 Stock-Based Incentive Plan (the "Incentive Plan") as follows: Mr. Anderson, 8,400 shares; Mr. Brittain, 24,000 shares; Mr. O'Connor, 22,200 shares; Mr. Kovac, 22,200 shares; Mr. Norton, 11,100 shares; Mr. Helm, 8,400 shares; Mr. Flanagan, 11,100 shares; Mr. Traeger, 8,400 shares; Mr. Alpeter, 4,000 shares; and Mr. Reining, 3,200 shares, respectively. Each participant presently has voting power as to the shares awarded.

(2)
Includes 10,000 shares held by Mr. Anderson's wife.

(3)
Includes shares allocated under the ESOP as to which the holder has voting power but not investment power as follows: Mr. Brittain, 4,776 shares; Mr. O'Connor, 6,779 shares; Mr. Kovac, 6,051 shares; Mr. Norton, 3,055 shares; Mr. Flanagan, 1,407 shares; and Mr. Reining, 1,279 shares.

(4)
Includes 2,000 shares held by Mr. Brittain's wife and 2,200 shares held by Brittain & Ketcham, P.C.

(5)
Includes 23,713 shares held by Mr. Kovac's wife, 3,000 shares held by Mr. Kovac's daughter and 12,000 shares held by a trust for which Mr. Kovac serves as trustee.

(6)
Includes 20,000 shares held by Mr. Helm's wife.

(7)
Includes 5,000 shares held by Mr. Flanagan's wife and 2,200 shares held by Brittain & Ketcham, P.C.

(8)
Percentages with respect to each person or group of persons have been calculated on the basis of 4,765,669 shares of the Company's common stock, the number of shares of Company common stock outstanding and entitled to vote as of March 9, 2001, plus the number of shares of Company common stock which such person or group of persons has the right to acquire within 60 days of the record date by the exercise of stock options.

Proposals to Be Voted on at The Meeting

Proposal 1. Election of Directors

    EFC Bancorp's Board of Directors consists of nine members, of which four are independent and five are members of management. The Board is divided into three classes, with approximately one-third of the directors elected each year. Each of the nine members of the Board of Directors also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with a term of office of one of the three classes expiring each year. Directors serve until their successors are elected and qualified. The nominees proposed for election at the annual meeting are James J. Kovac, Vincent C. Norton, and Ralph W. Helm.

    If any nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Neither Mr. Norton nor Mr. Helm are being proposed for election pursuant to any agreement or understanding between either of them and the Company. The Company and the Bank have entered into an employment agreement with Mr. Kovac (more fully described on page 9). While the Company is not required to nominate Mr. Kovac for election to the Board, the terms of his employment agreement could be triggered if he is not elected to the Board.

The Board of Directors recommends that you vote "FOR" the election of all nominees named in this proxy statement.

Information with Respect to Nominees,
Continuing Directors and Certain Executive Officers

    Information regarding the nominees for election at the annual meeting, as well as information regarding the directors continuing in office, is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of December 31, 2000. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of the Bank.

Nominees for Election of Director

    James J. Kovac is the Executive Vice President and Chief Financial Officer of the Company and Executive Vice President, Chief Financial Officer and Treasurer of the Bank. Age 51. Director since 1986.

    Vincent C. Norton is the Senior Vice President-Loan Originations of the Bank. Age 67. Director since 1974.

    Ralph W. Helm is the President of Ralph Helm Inc., a retail seller and servicer of outdoor power equipment. Age 68. Director since 1991.

Directors Continuing in Office

    The following directors have terms ending in 2002:

    Leo M. Flanagan, Jr. is the Vice Chairman of the Boards of Directors of the Company and the Bank. Mr. Flanagan is a partner in the law firm of Brittain & Ketcham, P.C., which serves as the Company's and Bank's legal counsel. Age 58. Director since 1980.

    Peter A. Traeger is the President and Chief Executive Officer of Artistic Carton Company, a manufacturer of recycled paperboard and folding cartons. Age 42. Director since 1994.

    James A. Alpeter is the owner and President of Andrews Packaging Company, a company that distributes industrial packaging products. Age 60. Director since 1999.

    The following directors have terms ending in 2003:

    Thomas I. Anderson is the retired President of W.J. Dennis & Company, a packager and distributor of weatherstripping and related products. Age 64. Director since 1986.

    John J. Brittain is Chairman of the Boards of the Company and the Bank. Mr. Brittain is a partner in the law firm of Brittain & Ketcham, P.C. which serves as the Company's and Bank's legal counsel. Age 69. Director since 1962.

    Barrett J. O'Connor is the President and Chief Executive Officer of the Company and the Bank. Age 60. Director since 1984.

Named Executive Officer Who Is Not Also A Director

    R. Scott Reining is the Senior Vice President and Chief Commercial Lending Officer of the Bank. Mr. Reining has been employed by the Bank since 1999. Age 45.

Meetings and Committees of the Board of Directors

    The business of the Company and the Bank is conducted through meetings and activities of their Boards of Directors and their committees. The Board of Directors of the Company meets at least on a quarterly basis and may have additional meetings as needed. During the fiscal year ended December 31, 2000, the Board of Directors of the Company held 12 meetings and the Board of Directors of the Bank held 16 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served. The Board of Directors of the Company maintains committees, the nature and composition of which are described below.

    Audit Committee.  The Audit Committee consists of Messrs. Alpeter, Anderson, Helm and Traeger. The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reporting of the Company, performing risk assessment, assessing processes relating to the Company's internal control environment, evaluating the internal and independent audit process, monitoring the independence and performance of the Company's independent and internal auditors and ensuring controls are in place to help the Board oversee compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee will also facilitate communication among the independent/internal auditors, management and the Board of Directors. The committee met four times in 2000.

    Compensation Committee.  The Compensation Committee consists of Messrs. Alpeter, Anderson, Helm and Traeger. This committee is responsible for making recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The committee met twice in 2000.

    Nominating Committee.  The Nominating Committee consists of Messrs. Alpeter, Anderson and Flanagan. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Shareholders. The Company's Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely written notice to the Secretary of the Company. The shareholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Securities Exchange Act of 1934. See "Shareholder Proposals." The Nominating Committee met on January 17, 2001.

Directors' Compensation

    Fee Agreement.  All directors of the Bank receive a fee of $2,000 for each regular and special Board meeting which they attend. All outside directors of the Bank receive a fee of $200 to $300 (depending on the committee) for each committee meeting attended, except that no fees are paid for attending a meeting of the Executive, Compensation or CRA Committees. All directors of the Company receive a $5,000 annual retainer, payable semi-annually.

    Advisory Directors.  The Bank maintains a board of advisory directors which consists of former directors of the Bank. Pursuant to the Bank's Bylaws, directors must retire in the year they reach age 70 and any director who retires because of such age limitation is eligible to be appointed as an advisory director. Advisory directors have no vote and receive meeting fees as determined by resolution of the directors of the Bank, currently $1,000 for each board meeting attended.

Executive Compensation
Summary Compensation Table

    The following information is furnished for the Chief Executive Officer and all other executive officers of EFC Bancorp and Elgin Financial Savings Bank who received salary and bonus of $100,000 or more during the year ended December 31, 2000. These persons are sometimes referred to in the proxy statement as the "named executive officers."

Long-Term Compensation
			Annual Compensation		Awards
Name and Principal Positions	Year		Salary ($)(1)	Bonus ($)	Restricted Stock Awards ($)(2)		Securities Underlying Options (#)	All Other Compensation ($)(3)
Barrett J. O'Connor President and Chief Executive Officer of the Company and the Bank	2000 1999 1998		$215,000 206,000 200,000	$40,000 40,000 35,000	$	— — 411,625	— — 100,000	$21,485 23,161 25,958
James J. Kovac Executive Vice President and Chief Financial Officer of the Company; Executive Vice President, Chief Financial Officer and Treasurer of the Bank	2000 1999 1998		$183,667 175,000 170,000	$35,000 35,000 40,000	$	— — 411,625	— — 80,000	$19,210 20,557 23,263
John J. Brittain Chairman of the Board of the Company and the Bank	2000 1999 1998		$152,000 144,000 141,000	$30,000 30,000 25,000	$	— — 445,000	— — 75,000	$15,166 16,072 18,523
Vincent C. Norton Senior Vice President—Loan Originations of the Bank	2000 1999 1998		$107,333 106,000 105,000	$18,500 18,500 18,000	$	— — 205,813	— — 30,000	$9,605 10,680 11,517
R. Scott Reining Senior Vice President, Chief Commercial Lending Officer of the Bank	2000 1999	(4)	$105,000 53,030	$15,000 10,000	$	— 46,000	— 20,000	$13,270 —

(1)
Under Annual Compensation, the column titled "Salary" includes directors' fees and amounts deferred by the named executive officer pursuant to the Bank's 401(k) Plan.

(2)
The dollar amounts set forth in the table represent the market value of the shares awarded to Messrs. O'Connor, Kovac, Brittain, Norton and Reining under the Incentive Plan. Except for Mr. Reining's awards (which began vesting in five equal annual installments on June 15, 2000) the awards began vesting in five equal annual installments on October 27, 1999, the first anniversary of the effective date of the awards. When shares become vested and are distributed, the recipients will also receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto, plus earnings thereon. All awards vest immediately upon termination of employment due to death, disability, or following change in control. The vesting of awards may also be accelerated upon retirement. As of December 31, 2000, the market value of the unvested award shares held by Messrs. O'Connor, Kovac, Brittain, Norton and Reining was $230,325, $230,325, $249,000, $115,163 and $33,200, respectively.

(3)
Other Compensation represents the value of the individual's allocation under the ESOP as of December 31 of the year for which the allocation was made.

(4)
Mr. Reining became employed by the Bank on June 21, 1999 at an annual salary of $95,000.

Employment Agreements

    The Company and Bank currently maintain three-year employment agreements with Messrs. O'Connor and Kovac. The terms of the Company employment agreements are extended on a daily basis unless written notice of non-renewal is given by the Board of Directors and the terms of the Bank employment agreements are renewable on an annual basis. The employment agreements provide that the executive's base salary will be reviewed at least annually. The base salaries which are currently effective for the employment agreements for Messrs. O'Connor and Kovac are $190,000 and $158,000, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel.

    The employment agreements provide for termination by the Company and Bank for cause, as described in the employment agreements, at any time. If the Company or Bank chooses to terminate the executive's employment for reasons other than for cause, or if the executive resigns from the Company or Bank after specified circumstances that would constitute constructive termination, the executive or, if the executive dies, his beneficiary, would be entitled to receive an amount equal to the base salary and bonus payments that would have been paid to the executive for the remaining term of the employment agreement and the contributions that would have been made on the executive's behalf to any employee benefit plans of the Company and Bank during the remaining term of the employment agreement. The Company and Bank would also continue the executive's life, health, medical, dental and disability coverage for the remaining term of the employment agreement. Upon termination of the executive for reasons other than a change in control, the executive must comply with a one year non-competition agreement.

    Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Company or Bank (as described in the agreements), the executive or, if the executive dies, his beneficiary, would be generally entitled to a severance payment equal to three times the average of the five preceding taxable years' annual compensation. The Company and Bank would also continue the executive's life, health, and disability coverage for thirty-six months. Even though both the Company and Bank employment agreements provide for a severance payment if a change in control occurs, the executive would not receive duplicative payments or benefits under the agreements. The executive would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or otherwise triggered liability under the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive's average compensation over the preceding five-year period.

Change in Control Agreements

    The Bank has entered into three-year change in control agreements with Messrs. Brittain and Norton. The Company has also entered into a three-year change in control agreement with Mr. Brittain. The terms of the agreements are extended on a daily basis unless written notice of non-renewal is given by the Board of Directors. The agreements provide that in the event that involuntary termination or voluntary termination subsequent to a constructive involuntary termination follows a change in control of the Company or the Bank, the officer would be entitled to receive a severance payment equal to three times the officer's average annual compensation for the five most recent taxable years. The executive would also be entitled to receive the additional tax indemnification payment described above, and the executive's life, medical and disability insurance would be continued for thirty-six months following termination.

Management Supplemental Executive Retirement Plan

    The Bank currently maintains a Management Supplemental Executive Retirement Plan ("Management SERP") to provide certain officers and highly compensated employees, designated by the Board of Directors, with additional retirement benefits. The Management SERP benefit is intended to make up benefits lost under the ESOP allocation procedures to participants who retire prior to the complete repayment of the ESOP loan. At the retirement of a participant, the benefits under the SERP are determined by first: (1) projecting the number of shares that would have been allocated to the participant under the ESOP if they had been employed throughout the period of the ESOP loan (measured from the participant's first date of ESOP participation); and (2) reducing that number by the number of shares actually allocated to the participant's account under the ESOP; and second, by multiplying the number of shares that represent the difference between these figures by the average fair market value of the common stock over the preceding five years. Benefits under the Management SERP vest in 20% annual increments over a five-year period commencing as of the date of a participant's participation in the Management SERP. The vested portion of the Management SERP participant's benefits are payable upon the retirement of the participant upon or after the attainment of age 65.

Stock Option Plan

    The EFC Bancorp, Inc. 2000 Stock Option Plan authorizes the issuance of non-qualified stock options to key officers and certain employees of the Company and its subsidiaries. Subject to the general limits prescribed by the Stock Option Plan, the Compensation Committee has the authority to determine the individuals to whom stock options are awarded, the terms of the options and the number of shares subject to each option. Although the Compensation Committee's decisions are discretionary and no specific formula is used in the decision making, the number of options granted is based generally upon position level and performance. Through the award of stock options, the objective of aligning the long-range interests of the executive officers with those of the shareholders is met by providing the executive officers with the opportunity to build a meaningful ownership stake in the Company. In 2000, options to purchase 9,500 shares of the Company's common stock were granted under the Stock Option Plan to R. Scott Reining. Mr. Reining's options become exercisable in five equal annual installments beginning on July 18, 2001, have an exercise price of $9.50 and expire on July 18, 2010.

Stock Option Grants

    The following table lists all grants of options under the Stock Option Plan to Mr. Reining for 2000 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

Option Grants in Last Fiscal Year

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Options(2)
			% of Total Options Granted to Employees in Fiscal Year
	Number of Securities Underlying Options Granted
				Exercise or Base Price Per Share
					Expiration Date
Name						5%	10%
R. Scott Reining	9,500	(1)	21.3%	$9.50	07/18/10	$56,905	$143,925

(1)
Options become exercisable in five equal installments commencing on July 18, 2001. Options become immediately exercisable if Mr. Reining's employment is terminated due to death or disability or upon a change in control.

(2)
The dollar gains under these columns result from calculations required by the SEC's rules and are not intended to forecast future price appreciation of the common stock. It is important to note that options have value only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the executive to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's common stock would be approximately $15.49 and $24.65, respectively, as of the expiration date of the options.

Fiscal Year-End Option Values

    The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by Messrs. O'Connor, Kovac, Brittain, Norton and Reining as of December 31, 2000. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the common stock.

	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)			Value of Unexercised In-the-Money Options at Fiscal Year-End
Name	Exercisable		Unexercisable	Exercisable	Unexercisable
Barrett J. O'Connor(1)	40,000		60,000	$—	$—
James J. Kovac(1)	32,000		48,000	—	—
John J. Brittain(1)	30,000		45,000	—	—
Vincent C. Norton(1)	12,000		18,000	—	—
R. Scott Reining	2,100	(2)	17,900	—	8,360	(3)

(1)
The options have an exercise price of $11.125. The price of the common stock on December 29, 2000 (the last trading day of 2000) was $10.375.

(2)
The options have an exercise price of $10.375.

(3)
The options have an exercise price of $9.50.

    The reports of the Compensation and Audit Committees and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Report on Executive Compensation

    Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's chief executive officer and the other executive officers of the Company. The disclosure requirements for these executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Company's Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

    Compensation Policies.  The policies and objectives of the Compensation Committee are designed to assist the Company in attracting and retaining qualified executives, to recognize individual contributions toward achieving strategic business initiatives and reward them for their achievement and to closely align the financial interests of the executive officers with those of its shareholders. In furtherance of these objectives, the Company and Bank maintain a compensation program for executive officers which consists of both cash and equity based compensation.

    The Compensation Committee, all of whom are independent Board members, determine the compensation for the Chairman of the Board, Chief Executive Officer and Chief Financial Officer, generally based upon a review of their performance during the prior year and competitive data for that position. For compensation of executive officers, other than themselves, the Chief Executive Officer and the Chief Financial Officer make recommendations to the Compensation Committee for the compensation of all executive officers of the Bank. In this process, the officers are evaluated as to their performance during the year and compared to the Bank's performance and thrift industry compensation surveys for comparable positions at other thrift institutions. The Compensation Committee generally follows management's recommendations.

    The compensation package available to executive officers is composed of the following components:

  (1)
  base salary;

  (2)
  annual cash incentive awards; and

  (3)
  long term incentive compensation, including option and stock awards.

    Base Salaries.  Salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. The Compensation Committee utilized the "2000 America's Community Bankers Compensation Survey" in determining the compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by comparable institutions in the $300 million to $500 million and the $500 million to $1 billion asset size in the East North Central Region which includes Illinois, Indiana, Michigan, Ohio and Wisconsin.

    Although the Compensation Committee's recommendations are discretionary and no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

    Annual Cash Incentive Awards.  As discussed under "Base Salaries," cash incentive awards are intended to be consistent with comparative practices of other comparable financial institutions and each executive officer's level of responsibility, as reported in the "2000 America's Community Bankers Compensation Survey." Such awards are based on the Committee's subjective determinations of the executive officer's performance during the year.

    Long Term Incentive Compensation.  The Company maintains the EFC Bancorp, Inc. 1998 Stock-Based Incentive Plan and the Stock Option Plan under which executive officers may receive grants and awards of common stock and options to purchase common stock of the Company. The Compensation Committee believes that stock ownership is a significant incentive in building shareholder value and aligning the interests of employees with shareholders. The value of this component of compensation increases as the common stock of the Company appreciates in value.

    Chief Executive Officer Compensation.  The base salary of Barrett J. O'Connor as the Chief Executive Officer for fiscal year 2000 was $183,000. This salary is in line with similar-sized public thrifts in Illinois as reported by the "SNL Executive Compensation Review." The Compensation Committee authorized a 2000 cash incentive award to Barrett J. O'Connor in the amount of 21.9% of his 2000 base salary.

Submitted by the Compensation Committee of EFC Bancorp's Board of Directors
Peter A. Traeger, Chairman
James A. Alpeter
Thomas I. Anderson
Ralph W. Helm

Report Of the Audit Committee

    The Audit Committee of the Board of Directors is responsible for assisting the Board in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the independent auditors and reviews their independence and their annual audit. The Audit Committee is comprised of four directors, each of whom is independent under the AMEX listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

    Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

    In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2000 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

    Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Thomas I. Anderson, Chairman
James A. Alpeter
Ralph W. Helm
Peter A. Traeger

    Stock Performance Graph.  The following graph shows a comparison of shareholder return on the Company's common stock based on the market price of common stock assuming the reinvestment of dividends, with the cumulative total returns for the companies on the American Stock Exchange Index and the MG Index for Savings and Loans for the period beginning on April 6, 1998, the day the Company's common stock began trading, through December 31, 2000. The graph was derived from a limited period of time and, as a result, may not be indicative of possible future performance of the Company's common stock. The data was supplied by Media General Financial Services, a data service provider for publicly traded financial institutions.

Comparative Total Returns
EFC Bancorp, Inc., The AMEX Market Index and
The MG Index For Savings and Loans

Compliance with Section 16(a) of the Exchange Act

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

    Based solely on its review of the copies of the reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year its officers and directors have complied with all applicable filing requirements; however, the Elgin Financial Foundation filed an initial Form 3 more than ten days following the date it became a greater-than-10% shareholder.

Transactions with Management

    The Bank offers directors, officers and full-time employees of the Bank who satisfy certain criteria and the general underwriting standards of the Bank, adjustable-rate mortgage loans with interest rates which may be up to 1% below the rates offered to the Bank's other customers. This program is called the Employee Mortgage Rate ("EMR"). The EMR is limited to the purchase or refinance of a director's, officer's or employee's owner-occupied primary residence. Loan application fees are waived for all EMR loans. The EMR normally ceases upon termination of employment. Upon termination of the EMR, the interest rate reverts to the contract rate in effect at the time that the loan was originated. All other terms and conditions contained in the original mortgage and note continue to remain in effect. With the exception of EMR loans, the Bank currently makes loans to its executive officers, directors and employees on the same terms and conditions offered to the general public. Set forth below is certain information with respect to the EMR loans made by the Bank to executive officers or directors of the Bank or the Company and their affiliates which in the aggregate exceeded $60,000 at any time since January 1, 2000.

Name	Position	Date of Loan	Maturity Date of Loan	Largest Amount Outstanding Since January 1, 2000	Balance as of February 28, 2001	Interest Rate as of February 28, 2001
Alpeter, James	Director	04/30/99	05/01/29	$285,942	$—	5.75%
Alpeter, James	Director	01/02/01	02/01/31	380,000	360,000	6.95
Anderson, Thomas	Director	11/18/00	01/01/31	320,000	317,605	6.95
Brittain, John	Chairman	02/03/98	03/01/03	72,748	41,672	5.75
Flanagan, Leo	Vice Chairman	03/09/98	04/01/13	143,498	132,522	5.75
Gosse, Jerry	Compliance Off.	03/20/97	03/01/27	135,000	132,535	5.75
Helm, Ralph	Director	08/21/99	09/01/29	415,912	410,063	6.25
Kovac, James	C.F.O/Executive Vice Pres./Director	04/19/00	05/01/30	144,000	141,791	6.55
Norton, Vincent	Senior Vice Pres./Director	02/02/98	03/01/13	104,410	97,440	5.50
O'Connor, Barrett	C.E.O./ Director	02/20/98	03/01/13	132,640	135,677	5.50
Schneff, James	Senior Vice President	04/19/00	05/01/20	165,600	161,703	6.85
Traeger, Peter	Director	06/10/99	07/01/29	426,867	419,075	5.50

    John J. Brittain and Leo M. Flanagan, Jr. are partners in the law firm of Brittain & Ketcham, P.C., which acts as counsel to the Company and the Bank. During 2000, the Company and the Bank made payments to the firm for legal services totaling $17,386.

Proposal 2. Ratification of the Appointment of
Independent Auditors

    The Company's independent auditors for the year ended December 31, 2000 were KPMG LLP. The Company's Board of Directors has reappointed KPMG LLP to continue as independent auditors for the Company for the fiscal year ending December 31, 2001, subject to ratification of such appointment by the shareholders.

    Representatives of KPMG LLP will be present at the annual meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the annual meeting.

    The Board of Directors recommends that you vote "FOR" ratification of the appointment of KPMG LLP as the independent auditors of the Company.

Audit Fees

    The aggregate fees that KPMG LLP billed EFC Bancorp for professional services rendered for the annual audit of the Company's financial statements and for the review of the condensed financial statements included in the Company's quarterly reports on Forms 10-Q for the fiscal year 2000 totaled $69,300.

All Other Fees

    The aggregate fees KPMG LLP billed EFC Bancorp for all other non-audit services, including fees for tax-related services, during fiscal year 2000 totaled $94,575. The Audit Committee believes that the non-audit fees paid to KPMG LLP are compatible with maintaining KPMG LLP's independence.

Additional Information

Shareholder Proposals

    To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders not later than November 21, 2001. If such Annual Meeting is held on a date more than 30 calendar days from April 24, 2002, a shareholder proposal must be received by a reasonable time before the proxy solicitation for such Annual Meeting is made. Any such proposal will be subject to 17 C.F.R. §240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at an Annual Meeting

    The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than 90 days before the date originally fixed for such meeting; provided, however, that in the event that less than 100 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. In order for a shareholder to bring business before the Company's 2002 Annual Meeting of Shareholders, the Company would have to receive notice of such business no later than January 25, 2002, assuming the 2002 annual meeting is held on April 24, 2002 and that the Company provides at least 100 days' notice of the meeting. The advance notice by shareholders must include the shareholder's name and address as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

    The Board of Directors knows of no business which will be presented for consideration at the annual meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Miscellaneous

    The Company's Annual Report to Shareholders has been mailed to all persons who were shareholders as of the close of business on March 9, 2001. Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

    A copy of the Company's Form 10-K for the fiscal year dated December 31, 2000, as filed with the SEC, will be furnished without charge to all persons who were shareholders as of the close of business on March 9, 2001 upon written request to Jerry L. Gosse, EFC Bancorp, Inc., 1695 Larkin Avenue, Elgin, Illinois 60123.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Ursula Wilson
Ursula Wilson Corporate Secretary

Elgin, Illinois
March 20, 2001

You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are requested to sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

APPENDIX A

EFC Bancorp, Inc.
Audit Committee Charter

I.  PURPOSE

    There shall be a committee of the Board of Directors to be known as the Audit Committee ("Committee"). The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reporting of the Company, performing risk assessment, assessing processes relating to the Company's internal control environment, evaluating the internal and independent audit process, monitoring the independence and performance of the Company's independent and internal auditors and ensuring controls are in place to help the Board oversee compliance with significant applicable legal, ethical and regulatory requirements. The Committee will also facilitate communication among the independent/internal auditors, management and the Board of Directors.

II.  COMPOSITION AND MEETINGS

    The Committee shall be comprised of at least three directors who are independent of management of EFC Bancorp, Inc. and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

    The members of the Committee shall be appointed by the full Board at the annual organizational meeting. All members of the Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that results in this individual's accounting or related financial expertise. The Committee shall meet four times annually or more frequently as circumstances dictate. At least a majority of the Committee shall be present for action to be taken.

    An agenda, consistent with this Charter, shall be prepared by the Chairman of the Committee for each scheduled meeting. The Committee, if deemed necessary, will meet privately in executive session at least annually with management, internal and independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee, with input from management will develop an agenda and procedures for review of the Company's quarterly data, its year end audit, the procedures results of the internal audit and the review of the independence of its accountants. The Committee will review and reassess the adequacy of the Charter at least annually. This Charter will be submitted to the Board of Directors for approval and have the document published in the Company's Proxy Statement at least every three years in accordance with the Securities and Exchange Commission regulations.

III. RESPONSIBILITIES AND DUTIES

    The Committee shall report periodically, as deemed necessary, but at least semi-annually to the full Board. The Committee shall provide assistance to the directors in fulfilling their responsibility relating to the following areas:

  •
  Internal Audit

  The internal audit function shall be responsible to the Board through the Committee. The Committee shall review the internal audit plan. The Committee shall meet as necessary, but at least annually, to review the status of the internal audit activities, any significant findings and recommendations and management's response.

  •
  Financial Reporting/Control Environment

  The Committee shall ensure that the accountants review the interim financial information contained in any report filed with the Securities and Exchange Commission prior to the time they are filed. The Committee shall also review the Company's quarterly financial results prior to the filing of Form 10-Q. This review will consist of a teleconference with the

  Chairman of the Committee, Chief Financial Officer and a representative of the independent auditors. Review will include discussion of significant issues regarding accounting principles, practices, and judgments. The Committee shall also discuss compliance with internal control policies and procedures, review any internal and independent auditor control observations and recommendations.

  •
  Independent Auditors

  The independent auditors are ultimately accountable to the Committee and the Board of Directors. The Committee shall review the independence and performance of the auditors and annually recommend to the Board the appointment of the independent auditors or approve any discharge when circumstances warrant. In addition, annually, the Committee shall approve the fees and other significant compensation to be paid to the independent auditors. On an annual basis, the Committee shall also discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. The Committee shall also review the independent auditors audit plan, discuss scope, staffing, and reliance upon management and other employees. Prior to the filing of the Company's annual report on Form 10-K, the Committee will discuss the results of the audit with the independent auditors and certain matters required to be communicated to audit committees in accordance with AICPA SAS 61. The Committee shall review any important recommendations on financial reporting, controls, other matters and management's response.

  •
  Other Audit Committee Responsibilities

  The Committee shall annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement. The Committee will perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate. The Committee will maintain minutes of meetings and periodically report to the

  Board of Directors on significant issues. The Committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

    In carrying out their responsibilities, the Committee believes its policies and procedures should remain flexible in order that it can best react to changing conditions and environment and to assure the directors that the accounting practices of the Company are in accordance with all requirements and are of the highest quality.

    While the Committee has the responsibility and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

REVOCABLE PROXY
EFC BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS

APRIL 24, 2001
2:00 P.M. CENTRAL TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints the official proxy committee of the Board of Directors of EFC Bancorp, Inc. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on April 24, 2001, at 2:00 p.m. Central Time, at the Ramada Inn of Elgin, 345 West River Road, Elgin, Illinois and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

/*\    FOLD AND DETACH HERE    /*\

EFC BANCORP, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  /x/

		For	Vote Withheld	For All Except				For	Against	Abstain
1.	The election of directors of all nominees listed (except as marked to the contrary at the right). James J. Kovac Vincent C. Norton Ralph W. Helm	/ /	/ /	/ /	Nominee's Excepted	2.	The ratification of KPMG LLP as independent auditors of EFC Bancorp, Inc. for the year ending December 31, 2001.	/ /	/ /	/ /
	INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided at the right.
	The board of directors recommends a vote "For" both of the listed proposals.
Please complete, date, sign and promptly mail this proxy in the enclosed postage-paid envelope.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.
Date

Signature(s) of Shareholders(s)

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.
The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated March 20, 2001 and of the Annual Report to Shareholders.

/*\    FOLD AND DETACH HERE    /*\

ADMISSION TICKET

EFC BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
Tuesday, April 24, 2001
2:00 p.m., Central time
Ramada Inn of Elgin
345 West River Road
Elgin, Illinois

If you plan to attend the meeting, please bring this Admission Ticket to the meeting with you.

March 20, 2001

Dear 401(k) Plan Participant:

On behalf of the Board of Directors, I am forwarding you the attached vote authorization form for the purpose of conveying your voting instructions to HSBC Bank USA (the "Employer Stock Fund Trustee") on the proposals presented at the Annual Meeting of Shareholders of EFC Bancorp, Inc. (the "Company") on April 24, 2001. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and the EFC Bancorp, Inc. Annual Report to Shareholders.

As a 401(k) Plan participant investing in the Employer Stock Fund you are entitled to direct the Employer Stock Fund Trustee as to the voting of shares of Company common stock credited to your account. The Employer Stock Fund Trustee will vote all shares for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the voting instructions the Employer Stock Fund Trustee receives from 401(k) Plan participants.

At this time, in order to direct the voting of your shares of Company common stock held in the Employer Stock Fund, you must complete and sign the enclosed vote authorization form and return it to the Employer Stock Fund Trustee in the accompanying postage-paid envelope no later than April 17, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Elgin Financial Savings Bank. The votes will be tallied by the Employer Stock Fund Trustee and the Employer Stock Fund Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the Employer Stock Fund Trust.

                      Sincerely,

                      /s/ John J. Brittain

                      John J. Brittain

                      Chairman of the Board of Directors

NAME
SHARES

VOTE AUTHORIZATION FORM

    I, the undersigned, understand that HSBC Bank USA, the Employer Stock Fund Trustee, is the holder of record and custodian of all shares attributed to me of EFC Bancorp, Inc. common stock under the Elgin Financial Savings Bank 401(k) Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 24, 2001.

    Accordingly, you are to vote my shares as follows:

1.		The election as directors of all nominees listed (except as marked to the contrary below).
		FOR / /	VOTE WITHHELD / /	FOR ALL EXCEPT / /
		James J. Kovac	Vincent C. Norton	Ralph W. Helm
INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.

	2.	The ratification of the appointment of KPMG LLP as independent auditors of EFC Bancorp, Inc. for the year ending December 31, 2001.
		FOR / /	AGAINST / /	ABSTAIN / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS PRESENTED.

    I understand that my voting instructions are solicited on behalf of HSBC Bank USA, the Employer Stock Fund Trustee, for the Company's Annual Meeting of Shareholders to be held on April 24, 2001.

Date	Signature

    Please date, sign and return this form in the enclosed postage-paid envelope no later than April 17, 2001.

March 20, 2001

Dear ESOP Participant:

    On behalf of the Board of Directors, I am forwarding to you the attached vote authorization form for the purpose of conveying your voting instructions to HSBC Bank USA (the "ESOP Trustee") on the proposals presented at the Annual Meeting of Shareholders of EFC Bancorp, Inc. (the "Company") on April 24, 2001. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and the EFC Bancorp, Inc. Annual Report to Shareholders.

    As of the Record Date, March 9, 2001, the ESOP Trust held 599,314 shares of Company common stock, 119,862 shares of which have been allocated to participants' accounts. These allocated shares of Company common stock will be voted as directed by the participants; provided timely instructions from the participants are received by the ESOP Trustee. The unallocated shares of Company common stock in the ESOP Trust and the allocated shares of Company common stock for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Company common stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

    At this time, in order to direct the voting of shares of Company common stock allocated to your account under the ESOP, please complete and sign the enclosed vote authorization form and return it in the enclosed postage-paid envelope no later than April 17, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Elgin Financial Savings Bank. The votes will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Company common stock in the ESOP Trust.

Sincerely,
/s/ John J. Brittain John J. Brittain Chairman of the Board of Directors

Name	Shares

VOTE AUTHORIZATION FORM

    I, the undersigned, understand that HSBC Bank USA, the ESOP Trustee, is the holder of record and custodian of all shares attributed to me of EFC Bancorp, Inc. (the "Company") common stock under the Elgin Financial Savings Bank Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 24, 2001.

    Accordingly, you are to vote my shares as follows:

1.	The election as directors of all nominees listed (except as marked to the contrary below).
		FOR / /	VOTE WITHHELD / /	FOR ALL EXCEPT / /
		James J. Kovac	Vincent C. Norton	Ralph W. Helm
INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.
	2.	The ratification of the appointment of KPMG LLP as independent auditors of EFC Bancorp, Inc. for the year ending December 31, 2001.
		FOR / /	AGAINST / /	ABSTAIN / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS PRESENTED.

    The ESOP Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.

Date	Signature

    Please date, sign and return this form in the enclosed postage-paid envelope no later than April 17, 2001.

March 20, 2001

Dear Stock Award Recipient:

    On behalf of the Board of Directors, please find enclosed a vote authorization form, for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "Incentive Plan Trustee") on the proposals presented at the Annual Meeting of Shareholders of EFC Bancorp, Inc. (the "Company") on April 24, 2001.  Also enclosed is a Notice of Proxy Statement for the Company's Annual Meeting of Shareholders and the EFC Bancorp, Inc. Annual Report to Shareholders.

    As of the Record Date, March 9, 2001, 66,520 shares of Company common stock were held in the Incentive Plan Trust and awarded to participants under the Incentive Plan.   The Incentive Plan Trustee will vote those shares of Company common stock in accordance with instructions received from Stock Award recipients.

    At this time, in order to direct the voting of Company common stock awarded to you under the Incentive Plan, please complete and sign the enclosed vote authorization form and return it in the accompanying postage-paid envelope no later than April 17, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Elgin Financial Savings Bank. The votes will be tallied by the Incentive Plan Trustee and the Incentive Plan Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the Incentive Plan Trust.

Sincerely,
/s/ John J. Brittain John J. Brittain Chairman of the Board of Directors

Name	Shares

VOTE AUTHORIZATION FORM

    I, the undersigned, understand that First Bankers Trust Company, N.A., the Incentive Plan Trustee, is the holder of record and custodian of all shares attributed to me of EFC Bancorp, Inc. common stock under the Incentive Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 24, 2001.

    Accordingly, you are to vote my shares as follows:

1.	The election as directors of all nominees listed (except as marked to the contrary below).
		FOR / /	VOTE WITHHELD / /	FOR ALL EXCEPT / /
		James J. Kovac	Vincent C. Norton	Ralph W. Helm
INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.
	2.	The ratification of the appointment of KPMG LLP as independent auditors of EFC Bancorp, Inc. for the year ending December 31, 2001.
		FOR / /	AGAINST / /	ABSTAIN / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS PRESENTED.

    I understand that my voting instructions are solicited on behalf of First Bankers Trust Company, N.A., the Incentive Plan Trustee, for the Company's Annual Meeting of Shareholders to be held on April 24, 2001.

Date	Signature

    Please date, sign and return this form in the enclosed postage-paid envelope no later than April 17, 2001.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
EFC BANCORP, INC.
PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS April 24, 2001
Voting And Proxy Procedure Who Can Vote at the Meeting
Attending the Meeting
Vote Required
Voting by Proxy
Participants in the Bank's ESOP or 401(k) Plan
Stock Ownership
Proposals to Be Voted on at The Meeting Proposal 1. Election of Directors
Information with Respect to Nominees, Continuing Directors and Certain Executive Officers
Nominees for Election of Director
Directors Continuing in Office
Named Executive Officer Who Is Not Also A Director
Meetings and Committees of the Board of Directors
Directors' Compensation
Executive Compensation Summary Compensation Table
Employment Agreements
Change in Control Agreements
Management Supplemental Executive Retirement Plan
Stock Option Plan
Stock Option Grants
Option Grants in Last Fiscal Year
Fiscal Year-End Option Values
Compensation Committee Report on Executive Compensation
Report Of the Audit Committee
Thomas I. Anderson, Chairman James A. Alpeter Ralph W. Helm Peter A. Traeger
Comparative Total Returns EFC Bancorp, Inc., The AMEX Market Index and The MG Index For Savings and Loans
Compliance with Section 16(a) of the Exchange Act
Transactions with Management
Proposal 2. Ratification of the Appointment of Independent Auditors
Audit Fees
All Other Fees
Additional Information Shareholder Proposals
Notice of Business to be Conducted at an Annual Meeting
Other Matters Which May Properly Come Before the Meeting
Miscellaneous
You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are requested to sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope.
EFC Bancorp, Inc. Audit Committee Charter
VOTE AUTHORIZATION FORM